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
HUDSON CAPITAL                                                         125 Broad Street
APPRECIATION FUND                                                      New York, New York 10004
(A Series of The Fahnestock Funds)
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                               DECEMBER 31, 1997
                  SUPPLEMENT TO PROSPECTUS FOR CLASS N SHARES
                              DATED APRIL 15, 1997

Effective November 1, 1997 the main office of the Fahnestock Funds and Fahnestock & Co. Inc. is 125 Broad Street, New York, New York 10004. The new direct telephone number for the Fund is 1-800-800-9141. The telephone number for shareholder services at Investors Fiduciary Trust Company is 1-800-367-0068. All other phone numbers remain the same.

         (To replace the first five paragraphs under 'HOW TO BUY
         SHARES' captioned 'General,' 'Retirement Plans' and 'Automatic Investment' on pages 14 and 15.)

HOW TO BUY SHARES

GENERAL

     Investors may buy Class N shares of the Fund through representatives of Fahnestock or another broker who has signed a Selling Dealer agreement with Fahnestock. Investors may be charged a fee if they purchase Class N shares through a broker other than Fahnestock. Each initial order is reviewed when it is received by Fahnestock or a Selling Dealer and, if it is accompanied by all appropriate information or is made through an existing brokerage account, the order is accepted by Fahnestock. The minimum initial investment is $1,000 and all purchases must be made in U.S. dollars. Thereafter, additional investments may be made in amounts of $50 or more as the shareholder elects. (These minimums do not apply to retirement plans. See 'Retirement Plans' below.)

     The offering price of Class N shares will be the net asset value per share next determined after acceptance of the purchase order.

     Retirement Plans. Investors may use the Fund as a funding medium for various types of qualified retirement plans, such as Individual Retirement Accounts, including ROTH IRAs and

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Education Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and
Profit Sharing Plans, Tax Sheltered Annuity Retirement Plans, and 401(k) Plans. The initial investment minimum for these retirement plans is $1,000 except that the initial investment minimum for Education Individual Retirement Accounts is $500. Thereafter, additional investments for all of the above may be made in amounts of $50 or more as the shareholder elects. Contributions to such plans are subject to prevailing amount limits set by the Internal Revenue Code and may be deducted within limits set by the Code.

     Systematic Investment. The Fund offers a Systematic Investment Plan under which the Fund's transfer agent, Investors Fiduciary Trust Company (IFTC), is permitted through the Automated Clearing House to charge a shareholder's regular bank account on a regular, predetermined basis to transfer systematic additions to the shareholder's Fund account. The initial minimum investment for a Systematic Investment Plan is $100 and each subsequent transfer must be at least $50. While there is no charge to shareholders for this service, a charge of $10 will be deducted from a shareholder's Fund account if a systematic withdrawal is rejected by the bank for insufficient funds. (This charge will be waived for Retirement Plan accounts.) A shareholder's Systematic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, IFTC or Fahnestock. Further information about the Systematic Investment Plan may be obtained through any Fahnestock account representative or any other broker who offers the Fund's shares.

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